SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – March 31, 2004

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH	45043
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (513) 425-5000

Item 5. Other Events.

On March 31, 2004, AK Steel issued a press release regarding the completion of the sale of its wholly–owned subsidiary Douglas Dynamics LLC, to DDL Acquisition Corporation. A copy of the press release has been filed as Exhibit No. 99.1 to this Current Report.

Item 7. Exhibits.

(c)	Exhibit:

99.1	Press release issued March 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ Rebecca H. Appenzeller
Rebecca H. Appenzeller
Assistant Secretary

Dated: April 1, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued March 31, 2004